UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
 (Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
 (Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
 (Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2017

Evermore
Global
Value
Fund

Table of Contents

Shareholder Letter & Management Discussion
of Fund Performance (Unaudited)	1

Performance Information (Unaudited)	15

Sector Allocation (Unaudited)	16

Expense Example (Unaudited)	17

Schedule of Investments (Unaudited)	19

Statement of Assets and Liabilities (Unaudited)	24

Statement of Operations (Unaudited)	27

Statements of Changes in Net Assets (Unaudited)	28

Financial Highlights (Unaudited)	30

Notes to Financial Statements (Unaudited)	34

Trustees and Executive Officers (Unaudited)	55

Additional Information (Unaudited)	59

Privacy Notice (Unaudited)	61

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than pick undervalued stocks and hope for their prices to rise.  We invest in companies where we’ve determined a series of catalysts exist to unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 20+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is No, we will not invest in the company.

•
Not Activists, Often Collaborators. We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of company leadership, we may work with other shareholders to help facilitate change.

Evermore Global Value Fund

Executing Our Approach . . .

•
Concentration Maintains Focus.  Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by typically being concentrated in 30 to 40 names with a high percentage of investments in our top 10 holdings.

•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities.  We often research family controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

•
Merger Arbitrage and Distressed Companies.  We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the Fund.

Evermore Global Value Fund

A Letter from the Portfolio Manager

David Marcus
Portfolio Manager

“I am personally convinced that one person can be a change catalyst, a transformer in any situation, any organization. Such an individual is yeast that can leaven an entire loaf. It requires vision, initiative, patience, respect, persistence, courage, and faith to be a transforming leader.”
 – Stephen Covey, Motivational Author

Dear Shareholder,

I am happy to report that catalysts were at work across the portfolio during the six-month period ended June 30, 2017, which resulted in a solid six months for the Evermore Global Value Fund (the “Fund”).

The so-called “Trump rally” continued to drive U.S. and global markets higher, which made it more difficult for us to find cheap stocks domestically.  As a result, we continue to find the most investment opportunities outside of the U.S. and especially in Europe.

The world closely watched two important European elections during the first six months of the year.  First, Emmanuel Macron soundly defeated the far-right nationalist candidate Marine Le Pen in the French presidential election.  Then, Macron’s centrist movement won a large majority in the French parliament giving the young leader a mandate to implement his plans to change French labor law, and overhaul unemployment benefits and pensions.  With Macron’s and his party’s election wins, fears of victories by far-right nationalists across the European continent were significantly abated.

Second, Theresa May was looking for a similar result as her French counterpart when she called for an early general election to bolster her party’s numbers in parliament, however, that decision badly backfired and has led to questions about May’s ability to continue to effectively lead the U.K. and even whether Brexit will actually happen.

Irrespective of these political headlines, opportunities in European special situations continue to abound, driven largely by robust restructuring activity.  Our investment team made two trips to Europe during the first half of the year and visited with a combination of portfolio and non-portfolio companies, as well as with local investment banking firms and strategic investors in a number of interesting situations.

We also attended a number of investment bank sponsored conferences in New York where we had one-on-one meetings with dozens of European corporate management teams.  So, it was another very busy six months for our investment team.

While we are not thematic investors, there are times where we find opportunities in several companies in a given industry/sector. This was the case with shipping and, more specifically, with the Dry Bulk sector. We normally shy away from cyclical businesses, but, when assets and asset values get to the point of extreme distress, we will roll up our sleeves and look to learn more.  Last year, right about the time market fears were focused on the slowdown in Chinese growth, we started to look closely at the companies impacted by the carnage unfolding in the dry bulk cargo arena.  Historically, like many cyclical/commodity type businesses, this sector has gone through good and bad times. For some context, dry bulk shipping was extremely profitable for quite some time in the years leading up to the U.S. and European financial crises.  As a result, many of the industry players decided to order new cargo ships.  New shipyards began popping up in Korea and China. This led to new entrants, overbuilding and a huge oversupply of vessels, just as China was seeing their aforementioned slowdown.  The industry imploded, sending day rates sharply lower, and shipper balance sheets down the sewer with them. The stock prices followed and in some cases were down over 90%. Investors were literally abandoning ship.

As we began exploring companies in this sector, we quickly understood that the good companies (e.g., those with strong management, younger fleets of ships, solid cost management practices) were being valued in the market at the same levels as the companies that might not make it (e.g., ones with poor cost controls, older ships, and weaker management).  In order to best take advantage of the opportunities in this sector, we focused on initially getting involved on the recapitalization of a select few balance sheets – a situation where prior equity owners were being diluted, but where we could come in after the dilution as significant shareholders.  We learned, watched and waited until we felt it was the right time.  We took advantage of recaps in Scorpio Bulkers and Safe Bulkers in 2016, and again in the first quarter of 2017 with Navios Maritime Partners and Songa Bulk, and in the second quarter with Navios Maritime Containers.

The key for our shareholders to remember is that we aim to be patient and methodically take advantage of opportunities that arise from the carnage.  Today, with stronger balance sheets, we believe these companies are well positioned to weather another crisis, given just how much work they have done, and, how much the industry has changed over the past fifteen months.  As shipyards have failed or closed, and scrapping of older (less efficient) ships has increased, the supply imbalance has shifted dramatically.  We have seen compelling returns in these companies and believe we are still in the early stages of their respective transformations and consolidation in this industry.

The chart below shows 2017 year-to-date investment performance as of June 30, 2017 for the Institutional Class shares of the Fund (“EVGIX”), HFRX Event Driven Index (“HFRX ED”), MSCI All Country World Index ex USA (“MSCI ACWI ex USA”), MSCI All Country World Index (“MSCI ACWI”), and Morningstar World Small/Mid Stock Category Average1.

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1
The Morningstar World Small/Mid Stock Category Average is the average total return of the 51 funds (160 share classes) in the Morningstar World Stock Category for the six month period ended June 30, 2017.

Evermore Global Value Fund

Performance for the Six Months Ended June 30, 2017

The Fund added six new positions and exited three positions during the first six months of the year.  I would like to touch on several of our new investments during the period.

MagnaChip Semiconductor Corporation (MX US)
We initiated a position in MagnaChip during Q1 2017.  Korea-based MagnaChip (MX) is a $333 million market capitalization designer and manufacturer of analog and mixed-signal semiconductors.  In addition to manufacturing its own semiconductors, its two foundries also serve third party semiconductor customers lacking their own foundry capacity.

In an increasingly technological world, analog and mixed signal integrated circuit manufacturing capacity has become tight.  Amid this backdrop, MX’s third party Foundry Services Group segment has seen its capacity utilization increase by nearly 50% over the last few quarters, leading to a commensurate boost to segment gross margins.  Meanwhile, in its proprietary segment, MX has emerged a leader in highly specialized AMOLED display drivers, and has had explosive sales growth in this piece of their business as a result (90%+ year-over-year growth for the twelve month period ended 3/31/17).  Given its significant intellectual property and technological know-how, MX should continue to benefit from increased demand growth for these AMOLED display panels.

While MX’s profit engine has been firing on all cylinders, the market has not begun to pay attention.  We believe shares may still be tainted from the company’s 2009 bankruptcy or its lengthy accounting restatement beginning in 2014 (the blame for which rests with prior management).  There may also be some shareholder activism fatigue as a recent strategic review failed to culminate in an outright sale of the company.

Though industry trends appear favorable going forward, company management (which we assess as top-notch) is hardly complacent.  They are engaging in a second round of aggressive cost-cutting while shifting what remains of internally-manufactured AMOLED designs to external foundries.  This will not only boost gross margins, but should also free up foundry capacity to make room for additional third party foundry business.

At our cost basis, MX’s stock trades for just 7x our estimate of next year’s earnings, or more than a 40% discount to our estimate of net asset value (NAV).  Viewed differently, applying recent transactional metrics to MX’s capacity implies investors are getting MagnaChip’s thriving AMOLED display business for free.  Additional catalysts include the recent initiation of a meaningful share repurchase program, as well as the company’s first round of investor outreach since 2013.

Songa Bulk (SBULK NO)
We initiated a position in Songa Bulk during Q1 2017.  Songa Bulk is a new dry bulk shipping entity formed in November 2016 by Arne Blystad, a highly-regarded Norwegian shipping investor, and CEO, Herman Billung, the former CEO of Golden Ocean (another successful Norwegian bulk operator).  The company has a simple three-pronged strategy: (1) take advantage of the current pricing dislocation in second-hand versus new-build vessel values to opportunistically buy second-hand tonnage; (2) use only equity funding initially and place the ships on 1-year time charter contracts to reduce operational and financial risk; and (3) sell assets once dry bulk fundamentals improve in order to return the monetized value to shareholders through dividends and share buybacks within a targeted 3-year period.

We have met with Herman Billung on many occasions, but initially passed on the first $75 million private placement that took place last November.  While we had a high level of confidence in management, we wanted to closely monitor the situation and assess management’s ability to execute before getting involved.

In February 2017, Songa Bulk came back to the market to raise another $100 million to fund additional second-hand acquisitions.  The deal was priced at NOK 42.00 ($4.89), the same price as its November placement. We participated in the February capital raise because the company now had a comparatively lower risk profile given management’s successful execution to date and we had confidence in the quality and valuation of the acquired assets.  Since the inception of our position, Songa has successfully acquired additional vessels, all of which have secured contracted revenues, at extremely attractive prices.

In the second quarter, Songa moved its stock exchange listing from the Norwegian Merkur (OTC) market to the regular Oslo Axess exchange, which should put the company on more investor radar screens.

Constellium NV (CSTM US)
We initiated a position in Constellium during Q2 2017.  With a market capitalization of $730 million, Constellium (CSTM) is a Netherlands-headquartered downstream aluminum alloy producer with a global network of facilities.  The company primarily serves the beverage/packaging, automotive, aerospace, transportation, and construction markets with rolled and extruded products.  Importantly, its business is only peripherally affected by the underlying price of aluminum.

Due to high financial leverage stemming from a major 2015 acquisition (for which the company overpaid under the old management team), significant pessimism about the company exists in the market (shares were down 80% in the 3 years prior to the Fund’s first purchase).  In addition, there are also questions about where we are in the auto and aerospace cycles, as well as concerns over potential relaxation of U.S. automobile emissions standards under the Trump administration.  We believe each of these concerns is either manageable or misguided.

The continued displacement of steel for aluminum in automotive applications is a long term secular trend which should benefit both CSTM’s auto and beverage/packaging businesses.  CSTM’s plants are state-of-the-art and are entering a period of reduced capital intensity given the significant capital spending done recently to prepare for growth in automotive aluminum demand.  Notably, we estimate the company trades at less than half of replacement value.

Management is fully aware of the reputational hole the company needs to dig itself out of.  With an eye toward cost-cutting and deleveraging, along with a newfound capital discipline, the new CEO, Jean-Marc Germain, has heretofore under-promised and over-delivered.  Ultimately, the Fund’s cost basis represents a more-than 40% discount to our estimate of the company’s NAV.

Portfolio Characteristics as of June 30, 2017

The Fund ended the first six months of the year with 36 issuer positions (not including hedges), the top 10 of which represented 43.1% of the Fund’s total net assets.  As the Market Cap Exposure, Geographic Region Exposure and Active Share2 charts below depict, the Fund’s portfolio construction does not correlate to either the MSCI ACWI benchmark or funds in the Morningstar World Stock category.

Source:  Morningstar Direct; data as of 6/30/17

* Shown as a % of invested portfolio. Market capitalization and geographic region exposure are subject to change.

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2
The Active Share metric is used to measure the active management of mutual funds.  Specifically, it is the measure of a percentage of stock holdings in a portfolio that differ from the benchmark index holdings, in this case the MSCI All-Country World Index.  An Active Share of 100 or over indicates no overlap with the benchmark index holdings.

Source: Morningstar Direct; data as of 6/30/17

Below are our mid-year strategy classification breakdowns3 for our portfolio holdings, which we believe help present an informative picture of our concentrations.

Our Restructuring category grew by over 20% during the first 6 months of the year, as we participated in a number of dry bulk shipping recapitalizations.  Our Compounder bucket also continued to grow in 2017.  Our definition of a Compounder is a company that is generally family-owned, and perhaps a holding company or conglomerate, and has substantially compounded its net asset value over many years, decades or generations.  Typically, Compounders are led by dynamic value creators (e.g., Vincent Bolloré, John Elkann, Carl Bennet, Dirk Markus, etc.), yet are trading at a discount.

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3  Strategy classification breakdowns are shown as a percentage of invested assets.

Closing Thoughts

We are reading that a lot of value-oriented investment managers are saying that they are having trouble finding cheap stocks.  We would agree that in the U.S. many stocks have lofty valuations.  However, we are still finding special situations, mostly in Europe, that are trading at attractive valuations.  So, we move into the second half of 2017 with cautious optimism about the prospects of the Fund’s current portfolio holdings and our ability to continue to find compelling opportunities.

In addition, there continues to be developments in Japan that have sparked our interest.  Prime Minister Shinzo Abe’s administration has been focused on helping companies improve returns to shareholders. This month, companies in Japan are now able to spin-off businesses to shareholders tax-free under new tax rules that were recently adopted.  This could provide the Fund with a new set of investment opportunities and Japan might finally emerge from its reputation as a “value trap” market over the past several decades.  We are planning a visit to the region in the second half of 2017.

As always, we thank you for your continued confidence and support.

Sincerely,

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

Catalysts were at work across the portfolio during the first half of the year, which resulted in a solid six months for the Fund.

For the six months ended June 30, 2017, Institutional Class shares of the Fund were up 10.61%, while the MSCI All Country World Index ex USA (“MSCI ACWI ex USA”) was up 14.10%, the MSCI All Country World Index (“MSCI ACWI”) was up 11.48% and the HFRX Event Driven Index (“HFRX ED”) was up 4.61%.

The so-called “Trump rally” continued to drive U.S. and global markets higher and we saw gains across the portfolio, across regions and across industries, with our Europe positions contributing most to performance. As is our practice, during the periods in the first half of the year in which some of our positions traded down, we opportunistically added to these positions.

One of the top five contributors to Fund performance was a U.S. position; four were European positions.  Three of the top five detractors to Fund performance were European positions; two were U.S. positions.  The largest contributors and detractors to the Fund performance for the year were:

Top Contributors	Top Detractors
Enzo Biochem Inc. (U.S.)	Ambac Financial Group (U.S.)
AINMT AS (Norway)	Navios Maritime Partners, LP (Greece)
Scorpio Bulkers Inc. (Monaco)	Barnes & Noble Education (U.S.)
Eurazeo SA (France)	Frontline Ltd. (Norway)
Bolloré SA (France)	Songa Bulk AS (Norway)

A short discussion on several of the contributors and detractors follows.

Enzo Biochem (ENZ US), a $512 million market cap molecular diagnostics company and operator of state-of-the-art clinical labs, was the largest contributor to Fund performance during the period.  Enzo continues to generate strong operating results with net cash reaching about 12% of the company’s market cap.  On the legal front, the company now has 2017 trial dates set for three of their remaining patent infringement cases, which may help accelerate future potential settlements.

AINMT AS (AINMT NS)
AINMT was the Fund’s second largest contributor to performance during the period, with its stock price appreciating over 43%.  The company continues to execute in line with its lofty goals, and the market has begun to take notice.  During the period, the company announced a number of operational milestones, including approximately 300,000 gross subscriber adds per year in its Norwegian mobile telephony business and the migration of its Norwegian mobile telephony business to AINMT’s own systems.  They also benefitted from, a ruling of “tech neutrality” for 450MHz bandwidth by the Indonesian telecom regulator (paving the way for 4G/LTE connections on AINMT’s spectrum).  Further, the company was awarded additional spectrum in the Philippines.  Most notably, in June the company announced a transformational deal to make a strategic investment of up to $200 million in Nextel Brazil for up to a 60% controlling stake.  The deal, structured in two-steps to reduce risks, allows AINMT to bring its customer-centric focus to a set of high quality spectrum assets in growth markets.

We believe AINMT continues to trade at a significant discount to its NAV, and that a number of potential catalysts for shares continue to exist.  These include integrating the Nextel Brazil transaction, a spin-off of AINMT’s international business to shareholders, entry into additional international markets, an up-listing of shares from the OTC market, and the widespread adoption of 450MHz capabilities into mobile handsets.

With respect to the last point, we believe that should these higher bandwidth capabilities in handsets become standardized, AINMT would be able to offer additional wireless services in its international markets and reduce network costs in its Norwegian mobile telephony operations.  It is worthwhile to note that in our original investment thesis, we did not ascribe any value to the potential for mobile handset 450MHz connectivity.

Ambac Financial Group Inc. (AMBC) was the largest detractor to Fund performance during the period.  The overall weakness in the stock price was due to a confluence of factors, but much of the decline started in mid-December when Nadar Tavakoli was forced to resign from his CEO position.  In addition, the debt concerns stemming from Puerto Rico began to resurface as creditor negotiations were underway.  Further, the lack of clarity on the timing of the rehabilitation exit and potential disruptions from a CEO transition exacerbated the situation.

We met with the new CEO, Claude LeBlanc, who was previously the CEO of Syncora, an insurance holding company that underwent similar restructuring initiatives.  LeBlanc oversaw the restructuring of preferred and senior tranches of debt, commutated guarantees and successfully restructured Syncora resulting in the share price appreciating from $0.25 to over $2.00 today.  We believe LeBlanc is a very capable, proven value creator that will continue the positive trajectory of the company.  The company is currently in discussions with the regulator to exit from rehabilitation, which we believe is feasible under the new CEO.  We opportunistically added to our position during the period.

Navios Maritime Partners LP (NMM) was the second largest detractor to Fund performance during the period.  The company is a $230 million market cap, Greek dry bulk and container vessel operator.  It currently has a modern diverse fleet of 35 vessels comprised of 28 high-quality dry bulk vessels and 7 container vessels.  We helped recapitalize the company earlier this year where the proceeds of the equity raise are being used to buy secondhand dry bulk vessels and container vessels from distressed sellers.

Despite the many milestones reached by the company, NMM underperformed during the period with the stock declining over 20% in the second quarter, as negative sentiment indiscriminately hurt the entire dry bulk sector.  We believe the supply and demand fundamentals have not changed despite the temporarily weaker pricing levels in the iron ore and coal markets.  NMM is one of the cheapest dry bulk names in the sector, currently trading around 0.65x price to NAV.  We continue to maintain our high conviction and opportunistically added to the position.

As you are probably aware, the Fund uses derivatives in an attempt to hedge its currency exposure and portfolio risk.  The Fund hedges most of its currency exposure through the use of foreign currency exchange forward contracts (“FX forward contracts”).  In the first six months of 2017, these FX forward contracts detracted  from Fund performance.  The Fund also invests a small portion of its assets in options to hedge portfolio risk.  We view this as “disability insurance” for times when global markets experience significant corrections.  In the first six months of 2017, these options detracted from Fund performance.

Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. For a more complete discussion of “Derivative Risk” see the Notes to Financial Statements of the Fund.

As of June 30, 2017, the Fund’s ten largest issuer positions were as follows:

% Net
Issuer	Assets
Enzo Biochem Inc.	6.76%
Scorpio Bulkers Inc.	4.87%
AINMT AS	4.84%
Aurelius Equity Opportunities SE and Co.	4.13%
Codere SA	4.08%
Vivendi SA	3.97%
Bolloré SA	3.91%
NN Group NV	3.69%
MagnaChip Semiconducter Corp.	3.55%
Eurazeo	3.26%

As of June 30, 2017, the Fund’s cash position stood at approximately 4.7%.

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results. Investment performance reflects fee waivers that were in effect.  In the absence of such waivers, total return would have been reduced.

Earnings growth is not representative of the Fund’s future performance.

While the Fund is no load, management fees and other expenses still apply. Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the fund involve derivatives and hedging. Please refer to the prospectus for further details.

Please refer to the Schedules of Investments for complete holdings information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World ex-USA Index (MSCI AWCI ex USA) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. The Index is net of foreign withholding taxes on dividends.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment. On August 25, 2016, the Fund replaced the MSCI AWCI with the MSCI AWCI ex USA.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Evermore Global Value Fund.

Morningstar World Stock Category – an international fund having more than 20% of stocks invested in the United States.

It is not possible to invest directly in an index.

Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category.  The highest percentile rank is 1 and the lowest is 100.  It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.  Morningstar ranked the Evermore Global Value Fund in the top 13%, 12% and 23% out of 158, 117, and 98 World Small/Mid Funds, respectively, for the one, three, and five year periods ending 6/30/2017. Past performance does not guarantee future results.

“Cash flow” measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. “EBIT” is the acronym for earnings before taxes and interest. “EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.  “Market Cap” is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share. “Intrinsic value” is the price a reasonable buyer would pay for all of a company’s assets. Discount to intrinsic value is calculated by dividing the market price of a company’s stock by its intrinsic value and then subtracting 1. “Net Debt” is a company’s long term debt less its cash and equivalents. “Free cash flow” is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. “Enterprise Value/EBITDA” is a financial ratio that measures a company’s return on investment and is commonly used to compare companies within an industry. “Correlation” is a statistical measure of the degree to which the movements of two variables (stock/option/convertible prices or returns) are related.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history, without adjustment for sales loads. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. The Evermore Global Value Fund (EVGIX) received a four-star Overall Morningstar Rating as of 6/30/2017 out of 117 World Stock Funds. The Fund had a 5-star rating for the 3-year period out of 117 World Small/Mid Stock Funds and 4-star rating for the 5-year period out of 98 World Small/Mid Stock Funds.

© 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Must be preceded or accompanied by a prospectus.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.

Evermore Global Value Fund

PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index &
HFRX Event Driven Index (Unaudited)

Total Annualized Returns For the Periods Ended June 30, 2017:

				Since	Value of
				Inception	$10,000
	1 Year	3 Year	5 Year	(1/1/2010)	(6/30/17)

Investor Class	31.22%	9.28%	13.91%	6.68%	$16,237
Institutional Class	31.50%	9.53%	14.19%	6.93%	$16,530
MSCI All-Country
World Index ex USA	20.45%	0.80%	7.22%	4.56%	$13,969
MSCI All-Country
World Index	18.78%	4.82%	10.54%	8.32%	$18,205
HFRX Event
Driven Index	12.55%	-0.21%	3.98%	2.62%	$12,141

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index. Index returns do not reflect the effects of fees and expenses. It is not possible to invest directly in an index.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Net Assets at June 30, 2017 (Unaudited)

*
Data is expressed as a percentage of total portfolio.  Data expressed excludes collateral on loaned securities, written options and forward foreign currency contracts.  Please refer to the Schedule of Investments, Schedule of Options Written and Schedule of Forward Foreign Currency Contracts for more details on the Fund’s individual holdings.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2017 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/17 – 6/30/17).

Actual Expenses

The first line of the table on the next page provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2017 (Unaudited), Continued

in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/17	6/30/17	1/1/17 – 6/30/17*
Investor Class Actual*	$1,000	$1,105	$8.04
Investor Class Hypothetical
(5% annual return before expenses)	$1,000	$1,017	$7.70

Institutional Class Actual*	$1,000	$1,106	$6.79
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000	$1,018	$6.51

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period, including interest expense and dividend expense on written options, of 1.54% for Investor Class shares and 1.30% for Institutional Class shares multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2017 (Unaudited)

Shares		Value
COMMON STOCKS – 94.5%

Asset Management &
Custody Banks – 7.8%
379,289	AURELIUS Equity
	Opportunities
	SE & Co. KGaA
	(Germany)[3]	$20,375,834
214,797	Eurazeo SA (France)	16,115,786
119,381	Mutares AG
	(Germany)	1,851,650
		38,343,270
Casinos & Gaming – 7.1%
50,373,260	Codere SA
	(Spain)[1,2]	20,136,876
493,825	Universal
	Entertainment
	Corp. (Japan)[3]	15,081,475
		35,218,351
Chemicals – 3.3%
466,880	Kraton Corp.
	(United States)[1,4]	16,079,347

Construction &
Engineering – 4.7%
105,555	Compagnie
	d’Enterprises CFE
	(Belgium)[3]	14,961,482
50,133	Ackermans &
	van Haaren NV
	(Belgium)	8,371,342
		23,332,824
Consumer Finance – 2.3%
5,816,208	B2Holding ASA
	(Norway)[8]	11,355,495

Diversified
Telecommunication Services – 8.0%
1,752,328	AINMT AS
	(Norway)[1]	23,885,603
16,951,187	Telecom Italia SpA
	(Italy)[1,3]	15,643,556
		39,529,159
Food Products – 0.4%
121,758	Marine Harvest ASA
	(Norway)	2,084,051

General Merchandise Stores – 0.8%
189,123	Retail Holdings NV
	(Hong Kong)[1,8]	3,780,569

Industrial Conglomerates – 14.1%
4,250,477	Bolloré SA (France)[4]	19,326,529
279,617	EXOR NV
	(Netherlands)[4]	15,134,716
460,219	thyssenkrupp AG
	(Germany)	13,075,299
379,979	Lifco AB – B Shares
	(Sweden)	12,213,885
782,100	CK Hutchinson
	Holdings Ltd.
	(Hong Kong)	9,817,008
		69,567,437
Insurance – 6.4%
512,077	NN Group NV
	(Netherlands)[3,4]	18,201,152
762,798	Ambac Financial
	Group, Inc.
	(United States)[1,4]	13,234,545
		31,435,697
IT Services – 2.0%
702,291	Indra Sistemas SA
	(Spain)[1]	10,134,827

Life Sciences Tools & Services – 6.8%
3,022,923	Enzo Biochem, Inc.
	(United States)[1,5,8]	33,373,070

Marine – 13.4%
3,383,655	Scorpio Bulkers, Inc.
	(Monaco)[1]	24,023,950
384,562	Hapag-Lloyd AG
	(Germany)[1,3]	11,191,538
2,148,278	Songa Bulk AS
	(Norway)[1,3,5,8]	10,035,376
5,783,298	Navios Maritime
	Partners LP
	(Greece)[1,8]	9,195,444
2,802,772	Safe Bulkers, Inc.
	(Greece)1,	6,418,348

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2017 (Unaudited), Continued

Shares		Value
COMMON STOCKS, Continued

Marine – 13.4%, Continued
992,000	Navios Maritime
	Containers, Inc.
	(Norway)[1,5,8]	$5,138,973
		66,003,629
Media – 4.0%
880,000	Vivendi SA
	(France)[4]	19,589,282

Metals & Mining – 1.9%
1,342,715	Constellium NV –
	Class A
	(Netherlands)[1]	9,264,734

Oil, Gas & Consumable Fuels – 4.4%
722,586	Par Pacific
	Holdings, Inc.
	(United States)[1]	13,035,452
1,500,999	Frontline Ltd.
	(Norway)[4]	8,600,724
		21,636,176
Pharmaceuticals – 3.1%
1,247,896	Fagron NV
	(Belgium)[1,3,8]	15,357,470

Real Estate Management
& Development – 0.0%
500	Viktoria Invest SA
	(France)[1]	3,558

Road & Rail – 0.5%
499,923	Nobina AB
	(Sweden)	2,711,845

Semiconductors & Semiconductor
Equipment – 3.5%
1,789,930	MagnaChip
	Semiconductor Corp.
	(South Korea)[1,5]	17,541,314
TOTAL COMMON STOCKS
(Cost $357,301,617)		466,342,105

WARRANTS – 0.8%
Insurance – 0.8%
496,324	Ambac Financial
	Group, Inc.,
	Expiration:
	April, 2023,
	Exercise Price
	$16.67
	(United States)[1,8]	4,092,191
TOTAL WARRANTS
(Cost $5,333,613)		4,092,191

Contracts[6]		Value
CALL OPTIONS PURCHASED – 0.0%

Hedges – 0.0%
3,740	SPDR Gold Shares,
	Expiration:
	August, 2017,
	Strike Price $123.00
	(United States)	162,690
1,000	CurrencyShares
	Japanese Yen Trust,
	Expiration:
	September, 2017,
	Strike Price $88.00
	(United States)	55,000
TOTAL CALL
OPTIONS PURCHASED
(Cost $580,257)		217,690

PUT OPTIONS PURCHASED – 0.0%
Hedges – 0.0%
4,915	SPDR S&P500
	ETF Trust,
	Expiration:
	July, 2017,
	Strike Price
	$230.00
	(United States)	154,822
TOTAL PUT OPTIONS
PURCHASED
(Cost $953,411)		154,822

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2017 (Unaudited), Continued

Shares		Value

SHORT-TERM INVESTMENT – 5.0%

Money Market Fund – 5.0%
24,562,806	Treasury
	Portfolio –
	Institutional Class,
	0.84%[7]	$24,562,806
TOTAL SHORT-TERM
INVESTMENT
(Cost $24,562,806)		24,562,806

SECURITIES HELD AS
COLLATERAL ON LOANED
SECURITIES – 9.3%

Money Market Fund – 9.3%
45,971,254	Dreyfus Government
	Cash Management –
	Investor Class,
	0.91%[7]	45,971,254
TOTAL SECURITIES HELD
AS COLLATERAL ON
LOANED SECURITIES
(Cost $45,971,254)		45,971,254
TOTAL INVESTMENTS IN
SECURITIES – 109.6%
(Cost $434,702,958)		541,340,868
Liabilities in Excess
of Other Assets – (9.6)%		(47,565,126)
TOTAL NET
ASSETS – 100.0%		$493,775,742

Percentages are stated as a percent of net assets.
1	Non-income producing security.
2
This security was fair valued in good faith by the Adviser’s Valuation Committee and this security is restricted to resale. The aggregate value of this security at June 30, 2017 was $20,136,876, which represents 4.1% of net assets.

3	All or a portion of this security is on loan.
4	All or a portion of this security was segregated as collateral for written options. Written options are collateralized with fully paid securities and cash with a value of $31,152,863 at June 30, 2017.
5	Affiliated company as defined by the Investment Company Act of 1940.
6	100 shares per contract.
7	Seven-day yield as of June 30, 2017.
8	The Advisor has deemed a portion of these securities as illiquid. These securities have a value of $42,491,932, which represents 8.6% of total net assets at June 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

COUNTRY ALLOCATION for Investments in Securities at June 30, 2017 (Unaudited)

Country	Long Exposure
United States^	30.4%
Norway	12.4%
France	11.1%
Germany	9.4%
Netherlands	8.7%
Belgium	7.8%
Spain	6.1%
Monaco	4.9%
South Korea	3.6%
Greece	3.2%
Italy	3.1%
Japan	3.1%
Sweden	3.0%
Hong Kong	2.8%
Total	109.6%

Percentages are stated as a percent of net assets.
^  United States allocation includes Short-Term Investment-Money Market Fund of 5.0% and Securities Held as Collateral on Loaned Securities of 9.3%

SCHEDULE OF OPTIONS WRITTEN at June 30, 2017 (Unaudited)

Contracts[1]		Value
CALL OPTIONS WRITTEN – 0.0%
1,772	iShares 20+ Year
	Treasury Bond ETF,
	Expiration:
	July, 2017,
	Strike Price
	$130.00
	(United States)	$19,492
1,500	SPDR Gold Shares,
	Expiration:
	August, 2017,
	Strike Price
	$133.00
	(United States)	11,250
TOTAL CALL
OPTIONS WRITTEN
(Premiums Received $82,743)		30,742

PUT OPTIONS WRITTEN – 0.0%
5,000	SPDR S&P 500
	ETF Trust,
	Expiration:
	July, 2017,
	Strike Price
	$218.00
	(United States)	52,500
TOTAL PUT
OPTIONS WRITTEN
(Premiums Received $392,600)		52,500
TOTAL OPTIONS WRITTEN
(Premiums Received $475,343)		$83,242

1	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FORWARD FOREIGN CURRENCY CONTRACTS at June 30, 2017 (Unaudited)

As of June 30, 2017, the Fund had the following forward currency contracts outstanding:

	Currency to be Received			Currency to be Delivered
			USD			USD	Net
Settle-			Value at			Value at	Unrealized
ment		Curr-	June 30,		Curr-	June 30,	Appreciation
Date	Amount	ency	2017	Amount	ency	2017	(Depreciation)
9/13/17	220,525,500	USD	$220,525,500	195,000,000	EUR	$223,615,519	$(3,090,019)	(a)
9/13/17	16,175,611	USD	16,175,611	1,777,788,000	JPY	15,858,685	316,926	(a)
9/13/17	56,815,537	USD	56,815,537	481,277,000	NOK	57,733,242	(917,705)	(a)
9/13/17	14,920,124	USD	14,920,124	129,000,000	SEK	15,378,637	(458,513)	(a)
9/13/17	45,000,000	NOK	5,398,130	5,386,874	USD	5,386,874	11,256	(a)
			$313,834,902			$317,972,957	$(4,138,055)

EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollars

(a)  Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2017 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value (cost $395,426,628)(1) (Note 2)	$475,252,136
Investments in affiliated securities, at value (cost $39,276,330) (Notes 2 and 6)	66,088,732
Total investments, at value	541,340,868
Unrealized appreciation on forward foreign currency contracts	328,182
Receivables:
Investment securities and foreign currencies sold	1,782,699
Fund shares sold	1,696,975
Dividends and interest, net of foreign withholding taxes	12,212
Dividend reclaims	441,904
Due from broker	407,839
Securities lending income	89,547
Prepaid expenses	49,613
Total assets	546,149,839

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	4,466,237
Written options, at value (premiums received $475,343)	83,242
Payables:
Investment securities and foreign currencies purchased	954,565
Fund shares redeemed	322,312
Collateral for securities on loan, at value	45,971,254
Investment advisory fees	407,464
Administration fees	60,038
Custody fees	23,056
Distribution fees – Investor Class	21,155
Fund accounting fees	1,585
Transfer agent fees	28,475
Other accrued fees	34,714
Total liabilities	52,374,097
NET ASSETS	$493,775,742

COMPONENTS OF NET ASSETS
Paid-in capital	$385,140,291
Undistributed net investment income	2,641,661
Accumulated net realized gain on investments, foreign currency
transactions, written options, & forward foreign currency contracts	3,107,122
Net unrealized appreciation (depreciation) on investments on:
Investments in unaffiliated securities	79,825,508
Investments in affiliated securities	26,812,402
Foreign currencies	(5,288)
Forward foreign currency contracts	(4,138,055)
Written options	392,101
Net assets	$493,775,742

(1)  The market value of securities out on loan was $43,561,773 as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2017 (Unaudited), Continued

Investor Class:
Net assets	$64,958,711
Shares issued and outstanding (unlimited number
of shares authorized without par value)	4,511,422
Net asset value	$14.40

Institutional Class:
Net assets	$428,817,031
Shares issued and outstanding (unlimited number
of shares authorized without par value)	29,595,170
Net asset value	$14.49

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Six Months Ended June 30, 2017 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of $630,583 foreign withholding taxes)
Unaffiliated securities	$4,150,571
Interest, unaffiliated securities	72,979
Securities lending income, net	261,508
Total investment income	4,485,058

EXPENSES (Note 3)
Investment advisory fees	2,170,203
Dividend expense	171,262
Administration fees	131,316
Transfer agent fees	81,709
Distribution fees – Investor Class	78,872
Legal fees	62,904
Custody fees	47,886
Trustee fees	31,588
Commission Expense	26,875
Registration fees	26,076
Audit fees	25,161
Insurance fees	22,270
Chief Compliance Officer fees	21,378
Shareholder reporting fees	14,947
Fund accounting fees	4,699
Miscellaneous fees	4,410
Interest expense	1,883
Total expenses	2,923,439
Net investment income	1,561,619

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY
CONTRACTS & WRITTEN OPTIONS
Net realized gain (loss) on:
Investments in unaffiliated securities	(3,665,617)
Investments in affiliated securities	1,557,721
Foreign currencies	(43,518)
Forward foreign currency contracts	(12,770,218)
Written options	4,414,592
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	44,831,532
Investments in affiliated securities	12,856,212
Foreign currencies	22,725
Forward foreign currency contracts	(4,977,409)
Written options	(644,739)
Net realized and unrealized gain (loss) on investments, foreign currencies,
forward foreign currency contracts & written options	41,581,281
Net increase in net assets resulting from operations	$43,142,900

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2017#	2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,561,619	$3,766,262
Net realized gain (loss) on investments, foreign
currency transactions, forward foreign currency
contracts & written options	(10,507,040)	16,155,593
Change in unrealized appreciation on investments,
foreign currency transactions, forward foreign
currency contracts and written options	52,088,321	39,123,224
Net increase in net assets resulting from operations	43,142,900	59,045,079

DISTRIBUTIONS TO SHAREHOLDERS (Note 5)
Net investment income – Investor Class	—	(485,308)
Net investment income – Institutional Class	—	(3,379,860)
Total distributions from net investment income	—	(3,865,168)
Net realized gains – Investor Class	—	(62,238)
Net realized gains – Institutional Class	—	(342,514)
Total distributions from net realized gains	—	(404,752)
Total distributions to shareholders	—	(4,269,920)

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase (decrease) in net assets derived from net
change in outstanding shares – Investor Class	(2,170,837)	9,616,108
Net increase in net assets derived from net change in
outstanding shares – Institutional Class	60,489,592	22,371,715
Total increase in net assets
from capital share transactions	58,318,755	31,987,823
Total increase in net assets	101,461,655	86,762,982

NET ASSETS
Beginning of period	392,314,087	305,551,105
End of period	$493,775,742	$392,314,087
Undistributed net investment income	$2,641,661	$1,080,042

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2017#		December 31, 2016
Investor Class	Shares	Value	Shares	Value
Shares sold	1,448,718	$20,216,764	1,686,581	$19,198,117
Shares issued in reinvestment
of distributions	—	—	41,196	524,427
Shares redeemed[1]	(1,604,739)	(22,387,601)	(872,906)	(10,106,436)
Net increase (decrease)	(156,021)	$(2,170,837)	854,871	$9,616,108

	Six Months Ended		Year Ended
	June 30, 2017#		December 31, 2016
Institutional Class	Shares	Value	Shares	Value
Shares sold	6,316,383	$88,939,749	5,866,075	$67,270,025
Shares issued in reinvestment
of distributions	—	—	284,318	3,636,431
Shares redeemed[2]	(2,022,695)	(28,450,157)	(4,248,418)	(48,534,741)
Net increase	4,293,688	$60,489,592	1,901,975	$22,371,715

#	Unaudited.
1	Net of redemption fees of $18,021 and $2,531, respectively.
2	Net of redemption fees of $7,092 and $2,840, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

INVESTOR CLASS*
	Six-Months
	Ended
	June 30,	Year Ended December 31,
	2017#	2016	2015	2014	2013	2012
Net asset value, beginning
of period/year	$13.03	$11.18	$10.52	$11.85	$8.59	$8.31

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	0.03	0.11	0.04	(0.07)	0.03	0.31
Net realized and
unrealized gain (loss)
on investments	1.34	1.86	0.79	(0.73)	3.23	0.29
Total from
investment operations	1.37	1.97	0.83	(0.80)	3.26	0.60

LESS DISTRIBUTIONS
From net
investment income	—	(0.11)	(0.11)	(0.53)	—	(0.28)
Return of capital	—	—	—	—	—	(0.04)
Net realized gains	—	(0.01)	(0.06)	—	—	—
Total distributions	—	(0.12)	(0.17)	(0.53)	—	(0.32)
Paid-in capital
from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value,
end of period/year	$14.40	$13.03	$11.18	$10.52	$11.85	$8.59
Total return	10.51%[3]	17.68%	7.88%	(6.83)%	37.95%	7.24%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$64,959	$60,826	$42,624	$33,077	$28,258	$13,491
Portfolio turnover rate	13%[3]	59%	57%	42%	54%	45%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

INVESTOR CLASS*
	Six-Months
	Ended
	June 30,	Year Ended December 31,
	2017#	2016	2015	2014	2013	2012
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses
absorbed or recouped,
including interest,
dividend, and
commission expense	1.54%[4]	1.51%	1.73%	1.60%	1.81%	2.13%
Before expenses
absorbed or recouped,
excluding interest,
dividend, and
commission expense	1.46%[4]	1.49%	1.55%	1.59%	1.79%	2.12%
After expenses
absorbed or recouped,
including interest,
dividend, and
commission expense	1.54%[4]	1.51%	1.73%	1.61%	1.62%	1.61%
After expenses
absorbed or recouped,
excluding interest,
dividend, and
commission expense	1.46%[4]	1.49%	1.55%	1.60%	1.60%	1.60%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses
absorbed or recouped,
including interest,
dividend, and
commission expense	0.38%[4]	0.95%	0.35%	(0.59)%	0.09%	3.07%
After expenses
absorbed or recouped,
including interest,
dividend, and
commission expense	0.38%[4]	0.95%	0.35%	(0.60)%	0.28%	3.59%

#	Unaudited.
*	Prior to April 30, 2015, Investor Class shares were known as Class A shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

INSTITUTIONAL CLASS*
	Six-Months
	Ended
	June 30,	Year Ended December 31,
	2017#	2016	2015	2014	2013	2012
Net asset value, beginning
of period/year	$13.10	$11.24	$10.57	$11.90	$8.61	$8.32

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	0.05	0.14	0.07	(0.04)	0.05	0.34
Net realized and
unrealized gain (loss)
on investments	1.34	1.87	0.79	(0.69)	3.24	0.28
Total from
investment operations	1.39	2.01	0.86	(0.73)	3.29	0.62

LESS DISTRIBUTIONS
From net
investment income	—	(0.14)	(0.13)	(0.60)	—	(0.29)
Return of capital	—	—	—	—	—	(0.04)
Net realized gains	—	(0.01)	(0.06)	—	—	—
Total distributions	—	(0.15)	(0.19)	(0.60)	—	(0.33)
Paid-in capital from
redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value,
end of period/year	$14.49	$13.10	$11.24	$10.57	$11.90	$8.61
Total return	10.61%[3]	17.94%	8.18%	(6.58)%	38.21%	7.55%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$428,817	$331,488	$262,927	$199,968	$127,357	$66,648
Portfolio turnover rate	13%[3]	59%	57%	42%	54%	45%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

INSTITUTIONAL CLASS*
	Six-Months
	Ended
	June 30,	Year Ended December 31,
	2017#	2016	2015	2014	2013	2012
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses
absorbed or recouped,
including interest,
dividend, and
commission expense	1.30%[4]	1.26%	1.48%	1.35%	1.56%	1.88%
Before expenses
absorbed or recouped,
excluding interest,
dividend, and
commission expense	1.21%[4]	1.24%	1.31%	1.34%	1.54%	1.87%
After expenses
absorbed or recouped,
including interest,
dividend, and
commission expense	1.30%[4]	1.26%	1.48%	1.36%	1.37%	1.36%
After expenses
absorbed or recouped,
excluding interest,
dividend, and
commission expense	1.21%[4]	1.24%	1.31%	1.35%	1.35%	1.35%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses
absorbed or recouped,
including interest,
dividend, and
commission expense	0.77%[4]	1.20%	0.60%	(0.33)%	0.34%	3.32%
After expenses
absorbed or recouped,
including interest and
dividend expense	0.77%[4]	1.20%	0.60%	(0.34)%	0.53%	3.84%

#	Unaudited.
*	Prior to April 30, 2015, Institutional Class shares were known as Class I shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end diversified management investment company.  The Fund commenced operations on January 1, 2010.  Evermore Global Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 90 days.  Prior to April 30, 2015, Investor Class shares were known as Class A and Institutional Class shares were known as Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market® are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

business day.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and asked prices.  The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”).  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

For foreign securities traded on foreign exchanges, the Trust has selected Intercontinental Exchange’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a “trigger level”, which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price.  If  the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. There were no foreign equities fair valued using FVIS as of June 30, 2017.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The use of fair value pricing by the Trust’s Board, and in accordance with the provisions of the 1940 Act.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. These types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Level 3 –
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may also include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the level inputs used to value the Fund’s net assets as of June 30, 2017 (see Schedule of Investments for industry breakout):

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$18,862,044	$—	$20,136,876	$38,998,920
Consumer Staples	2,084,051	—	—	2,084,051
Energy	21,636,176	—	—	21,636,176
Financials	104,640,521	—	—	104,640,521
Health Care	60,944,424	—	—	60,944,424
Industrials	107,681,520	5,138,973	—	112,820,493
Information Technology	27,676,141	—	—	27,676,141
Materials	38,419,380	—	—	38,419,380
Real Estate	3,558	—	—	3,558
Telecommunication
Services	35,232,838	23,885,603	—	59,118,441
Total Common Stocks	417,180,653	29,024,576	20,136,876	466,342,105
Warrants	—	4,092,191	—	4,092,191
Call Options Purchased	—	217,690	—	217,690
Put Options Purchased	—	154,822	—	154,822
Short-Term Investments	24,562,806	—	—	24,562,806
Investments Purchased
With Proceeds From
Securities Lending
Collateral	45,971,254	—	—	45,971,254
Total Investments
in Securities	487,714,713	33,489,279	20,136,876	541,340,868
Unrealized appreciation
on Forward Foreign
Currency Contracts*	—	328,182	—	328,182
Total Assets	$487,714,713	$33,817,461	$20,136,876	$541,669,050
Liabilities
Call Options Written*	$—	$30,742	$—	$30,742
Put Options Written*	—	52,500	—	52,500
Unrealized depreciation
on Forward
Foreign Currency*	—	4,466,237	—	4,466,237
Total Liabilities	$—	$4,549,479	$—	$4,549,479

* Forward foreign currency contracts are reflected at the unrealized appreciation (depreciation), while options written are reflected at value.

Transfers between levels are determined as of the end of the reporting period. It is the Fund’s policy to recognize transfers at the value as of the end of the period. Below are the transfers between Levels 1 and 2 during the reporting period from January 1, 2017 to June 30, 2017:

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

Description	Investments in Securities
Transfers into Level 1	$—
Transfers out of Level 1	(4,092,191)
Net transfers in and/or out of Level 1	$(4,092,191)
Transfers into Level 2	$4,092,191
Transfers out of Level 2	—
Net transfers in and/or out of Level 2	$4,092,191

Transfers between Level 1 and Level 2 were made due to an increase or decrease in the level of inputs utilized for such securities in accordance with the fair value hierarchy.

There were no transfers into or out of Level 3 during the period. Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Common Stocks
Balance as of January 1, 2017	$14,724,773
Purchases	5,737,086
Sales proceeds and paydowns	—
Accreted discounts, net	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(324,983)
Transfers into/(out of) Level 3	—
Balance as of June 30, 2017	$20,136,876
Change in unrealized appreciation (depreciation)
during the period for Level 3 investments
held at June 30, 2017.	$(324,983)

The Level 3 amount disclosed in the Notes to the Financial Statements totaling $20,136,876 consists of one security that is fair valued in good faith by the Adviser’s Valuation Committee.  This committee valued this security at the recent sales price of $0.40 per share of the restricted tranche held.  Any change in trading activity of this security would directly impact the security’s price.

B.
Option Writing.  Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

At June 30, 2017 the maximum payout for put options written are $913,285, with total premiums received of $3,153,925.  In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The number of option contracts written and premiums received during the six months ended June 30, 2017 were as follows:

	Written Options
	Number of Contracts	Premiums Received
Options outstanding,
beginning of period	48,260	$3,153,925
Options purchased/written	67,980	3,573,689
Options closed	(18,730)	(1,462,061)
Options exercised	(6,198)	(379,274)
Options expired	(83,040)	(4,410,936)
Options outstanding,
end of period	8,272	$475,343

C.
Financial Derivative Instruments. The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depend on or are derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

During the six-month period ended June 30, 2017, the Fund hedged most of its currency exposure through the use of foreign currency forward contracts. During the period, these foreign currency forward contracts have contributed negatively to Fund performance. The Fund also invests a small portion of its assets in options to hedge portfolio tail risk. The Adviser views these as “disability insurance” for times when global markets experience significant volatility. These options negatively affected Fund performance during the period.

The following table shows the fair value of derivative instruments as of June 30, 2017 and their location on the Fund’s Statement of Assets and Liabilities:

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

Statement of Assets and Liabilities

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
Derivative	Liabilities		Liabilities
Instruments	Location	Value	Location	Value
Foreign Exchange	Unrealized		Unrealized
Contracts – Forward	appreciation on		depreciation on
foreign currency contracts	forward foreign		forward foreign
	currency contracts	$328,182	currency contracts	$4,466,237
Equity Contracts – Options	Investments in		Written options,
	securities, at value	317,512	at value	83,242
Foreign Exchange	Investments in		Written options,
Contracts – Options	securities, at value	55,000	at value	—
Total		$700,694		$4,549,479

Statement of Operations

The following table shows the effect of derivative instruments  on the Statement of Operations for the period ended June 30, 2017:

	Amount of Realized Gain or (Loss) on
	Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$(12,770,218)	$1,095,485	$(3,230,429)	$(14,905,162)
Equity Contracts	—	3,319,107	(7,935,858)	(4,616,752)
Total	$(12,770,218)	$4,414,592	$(11,166,287)	$(19,521,913)

*  Included in net realized gain (loss) on investments as reported on the Statement of Operations.

	Change in Unrealized Appreciation
	or (Depreciation) on Derivatives
	Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$(4,977,409)	$(228,707)	$638,963	$(4,567,153)
Equity Contracts	—	(416,032)	1,009,836	593,804
Total	$(4,977,409)	$(644,739)	$1,648,799	$(3,973,349)

*  Included in change in net unrealized appreciation (depreciation) on investments as reported on the Statement of Operations.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

The average monthly value outstanding of purchased and written options during the period ended June 30, 2017 were as follows:

Purchased Options	$ 2,151,290
Written Options	$(1,011,736)

The average monthly notional value outstanding of forwards during the period ended June 30, 2017 were as follows:

	Long Positions	Short Positions
Forwards	$272,108,985	$(2,456,400)

D.	Principal Risks from the Investments.

Currency Exchange Rate Risk – Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.  The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk – Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Market Risk – The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

E.
Offsetting Assets and Liabilities.  The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of June 30, 2017, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.  For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

Assets
Gross Amounts not
offset in the Statement
	Gross	Gross	Net	of Assets & Liabilities
	Amounts	Amounts	Amounts
	Presented	Offset	Presented
	in	in the	in the
	Statement	Statement	Statement
Description/	of Assets	of Assets	of Assets
Counter-	&	&	&	Financial		Collateral	Net
party	Liabilities	Liabilities	Liabilities	Instruments		Received	Amount
Forward Foreign
Currency
Contracts
Bank of
New York	$328,182	$—	$328,182	$(328,182)		$—	$—
	$328,182	$—	$328,182	$(328,182)	S	—	$—

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

Liabilities
Gross Amounts not
offset in the Statement
	Gross	Gross		of Assets & Liabilities
	Amounts	Amounts
	Presented	Offset
	in	in the	Financial
	Statement	Statement	Instruments
Description/	of Assets	of Assets	with
Counter-	&	&	Allowable	Financial	Collateral	Net
party	Liabilities	Liabilities	Netting	Instruments	Pledged	Amount
Forward
Foreign
Currency
Contracts
Bank of
New York	$4,466,237	$—	$4,466,237	$(328,182)	$—	$4,138,055
Written
Options
Interactive
Brokers	83,242	—	83,242	—	(83,242)	—
	$4,549,479	$—	$4,549,479	$(328,182)	$(83,242)	$4,138,055

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 2.O. for collateral related to securities on loan.

F.
Foreign Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G.
Federal Income Taxes – The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31. For the taxable year ended December 31, 2016, the Fund did not defer any late-year ordinary losses.

The Fund did not have capital loss carryovers during 2016 for federal income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, the following table shows the reclassifications made:

Undistributed	Accumulated
Net Investment	Net Realized	Paid in
Income/(Loss)	Gain/(Loss)	Capital
$(16,593)	$16,593	$—

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2013-2015), or expected to be taken in the Fund’s 2016 tax returns. The

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

Fund identifies their major tax jurisdictions as U.S. Federal New Jersey State and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, tax authorities can examine all tax returns filed for the last three years.

H.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the six-month period ended June 30, 2017.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.  See note two for further information on forward foreign currency contracts.

I.
Short Sales. The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases. The Fund did not hold any securities sold but not yet purchased as of June 30, 2017.

J.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

K.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

L.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

M.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1 above, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

N.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

O.
Securities Lending. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. This activity is subject to an agreement where The Bank of New York Mellon acts as the Fund’s agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to this agreement, income earned from the securities lending program is paid to the Fund, net of any fees paid to The Bank of New York Mellon and is recognized as “Securities Lending Income, net” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily value. Upon the origination of any loan, collateral shall be equal to 102% of the market value (plus accrued interest) of the securities loaned, if the securities loaned are issued by the U.S. issuers. Such collateral requirement shall be 105% for securities of non-U.S. issuers. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets not belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by The Bank of New York Mellon, as directed by the Adviser in short term U.S. government money market instruments that constitute “Eligible Securities” (as defined in Rule 2a- under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the six-month period ended June 30, 2017, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in the Dreyfus Government Cash Management Investors Class Fund and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.”  The collateral amount received does not include excess collateral received, if any, which is included in the “Payable upon return of securities on loan” on the Statement of Assets and Liabilities. The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

Secured Borrowings
	Overnight and	Money
Securities Lending Transactions	Continuous	Market Funds*
	Evermore Global Value Fund	$45,971,254
Amounts related to agreements not included
in offsetting disclosure in footnote 2.E.
(Offsetting Assets and Liabilities).		$45,971,254

* Proceeds from securities lending (Money Market collateral).

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

P.
Restricted and Illiquid Securities.  The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Q.
REIT Distributions.  The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end,

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

R.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

NOTE 3 –	INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER
FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the six-month period ended June 30, 2017, the Fund incurred $2,170,203 in advisory fees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’ administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six-month period ended June 30, 2017, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $106,997,652 and $53,661,914, respectively.

There were no purchases or sales of long-term U.S. government securities for the six-month period ended June 30, 2017.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended June 30, 2017 and for the year ended December 31, 2016 for the Fund were as follows:

	June 30, 2017	December 31, 2016
Distributions paid from:
Ordinary income*	$ —	$4,269,920
Realized gains**	—	—
Total distributions	$ —	$4,269,920

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$372,746,206
Gross tax unrealized appreciation	67,536,852
Gross tax unrealized depreciation	(17,962,514)
Net tax unrealized appreciation	49,574,338
Undistributed ordinary income	11,433,577
Undistributed long-term capital gain	3,455,841
Total distributable earnings	14,889,418
Other accumulated gains	1,028,795
Total accumulated gains/losses	$65,492,551

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2017 (Unaudited), Continued

NOTE 6 – INVESTMENTS IN AFFILIATES

Investments in Affiliates. The Fund owned 5% or more of the voting securities of the following companies during the six-month period ended June 30, 2017. As a result, these companies are deemed to be affiliated companies. The below table represents share activity:

	Share			Share
	Balance			Balance
	January 1,			June 30,
Issuer	2017	Purchases	Sales	2017
Enzo Biochem, Inc.
(United States)	3,312,792	—	289,869	3,022,923
MagnaChip Semiconductor
Corp. (South Korea)	—	1,789,930	—	1,789,930
Navios Maritime Containers,
Inc. (Norway)	—	992,000	—	992,000
Retail Holdings NV
(Hong Kong)*	270,723	—	81,600	189,123
Songa Bulk AS (Norway)	—	2,148,278	—	2,148,278

The below table represents dollar amounts reported on the Statement of Operations:

		Change in
	Realized	Unrealized		Value
	Gain	Appreciation	Dividend	June 30,
Issuer	(Loss)	(Depreciation)	Income	2017
Enzo Biochem, Inc.
(United States)	$1,520,091	$11,985,118	$—	$33,373,070
MagnaChip Semiconductor
Corp. (South Korea)	—	3,251,795	—	17,541,314
Navios Maritime Containers,
Inc. (Norway)	—	178,973	—	5,138,973
Retail Holdings NV
(Hong Kong)*	632,967	557,051	—	3,780,569
Songa Bulk AS (Norway)	37,630	(578,472)	—	10,035,376
	$2,190,688	$15,394,465	$—	$69,869,302

* Issuer was no longer an affiliate as of June 30, 2017.

NOTE 7 – SEC MODERNIZATION

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. These amendments are effective for financial statements for periods on or after August 1, 2017.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial	1	Director &
(born 1959)		Term; Since	Officer and		Treasurer,
89 Summit Avenue		2009.	Chief Operating		Summit
3rd Floor			Officer, Herbert L.		Lacrosse Club,
Summit, NJ 07901			Jamison & Co. LLC,		Audit
			an Insurance Agent		Committee
			and Broker		Chair, Summit
			(since 2003)		Area YMCA;
Director and
Audit
Committee
Member,
Summit
Educational
Foundation.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-
(born 1940)	and	Term; Since	EXOP Capital LLC,		Cali Realty
89 Summit Avenue	Trustee	2011.	an investment firm		Corporation;
3rd Floor			(2005 – present);		Trustee, Anti-
Summit, NJ 07901			Advisor, Lebenthal		Defamation
			Holdings, a wealth		League
			advisory firm		Foundation;
			(2013 – 2016)		Trustee,
Montefiore
Medical Center;
Former Director,
Cambridge
Capital
Acquisition
Corp.; Former
Director, NDS
Group plc;
Former Director,
Liberty
Acquisition
Holdings Corp.

Stephen J. Balog	Trustee	Indefinite	Trading Operations	1	The Citizens
(born 1955)		Term; Since	Officer, Provident		Campaign (since
89 Summit Avenue		2016	Bank (2012); Owner,		2005); Harding
3rd Floor			Camrig, LLC, a camera		Township Civic
Summit, NJ 07901			accessory company		Association
			(since 2013); Owner,		(since 2008);
			Rocky Mountain		St. Joseph’s High
			Western, LLC, an online		School
			Bolo tie retailer		Foundation
			(since 2011)		(since 2008);
Kemmerer
Library Harding
Township (since
2010).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Julie Keenan	Trustee	Indefinite	Managing Member,	1	Youth
(Born 1962)		Term; Since	EMB Enterprises,		Development
89 Summit Avenue		2016	LLC, a consulting		Clinic, Newark,
3rd Floor			company (since 2006)		NJ (since 2010);
Summit, NJ 07901					Summit Area
Public
Foundation
(since 2010);
Pratt School of
Engineering
Board of Visitors
(since 2014);
Summit
Educational
Foundation
(2010 – 2015);
Conservation
Resources, Inc.
(2010 – 2014).

Interested Trustee

Eric LeGoff	Trustee	Indefinite	President, COO	1	Global
(born 1961)		Term; Since	and Director,		Brokerage, Inc.
Evermore Global		2009	Evermore Global		(since 2010);
Advisors, LLC			Advisors, LLC		Summit Area
89 Summit Ave					Public
3rd Floor					Foundation
Summit, NJ 07901					(since 2016);
Former Director,
Summit
Educational
Foundation
(2008 – 2012).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Age	with the	Length of
and Address	Trust	Time Served	Principal Occupation During Past Five Years

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, COO and Director, Evermore Global
(born 1961)	Executive	Term; Since	Advisors, LLC (since 2009)
Evermore Global		2009.
Advisors, LLC
89 Summit Ave
3rd Floor
Summit, NJ 07901

David Marcus	President	Indefinite	Chief Executive Officer and Portfolio Manager,
(born 1965)		Term; Since	Evermore Global Advisors, LLC (since 2009)
Evermore Global		2009.
Advisors, LLC
89 Summit Ave
3rd Floor
Summit, NJ 07901

Bartholomew Tesoriero	Chief	Indefinite	CFO, Evermore Global Advisors, LLC (since
(born 1957)	Financial	Term; Since	2015); Chief Operating Officer, Axion
Evermore Global	Officer	2015.	International Investors, LLC (2007 – 2015)
Advisors, LLC
89 Summit Ave	Treasurer	Indefinite
3rd Floor		Term; Since
Summit, NJ 07901		2015.

Magali Simo	Secretary	Indefinite	Vice President – Investor Services, Evermore
(born 1961)		Term; Since	Global Advisors, LLC (since 2009)
Evermore Global		2009.
Advisors, LLC
89 Summit Ave
3rd Floor
Summit, NJ 07901

Jay Haas	Chief	Indefinite	COO, Cipperman Compliance Services, LLC
(born 1970)	Compliance	Term; Since	(since 2016); Compliance Director, Cipperman
89 Summit Ave	Officer	2016.	Compliance Services, LLC (2014 – 2016);
3rd Floor	Anti-Money		Former Compliance Manager, The Vanguard
Summit, NJ 07901	Laundering		Group (2006 – 2014)
Officer

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited)

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2016 was 10.53%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2016 was 9.48%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2016. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$7,919,145
Foreign Taxes Paid	725,306
Foreign Taxes Paid per share	0.025123
Foreign Tax Credit/Deduction	718,362
Foreign Tax Credit/Deduction per share	0.024883
Fund shares Outstanding as of December 31, 2016	28,869,664

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited), Continued

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Funds Trust

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Funds Trust

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore	To protect your personal information from unauthorized access and
Funds Trust	use, we use security measures that comply with federal law. These
protect my personal	measures include computer safeguards and secured files and
information?	buildings.
How does Evermore	We collect your personal information, for example, when you
Funds Trust collect	• open an account
my personal	• provide account information
information?	• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

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Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
220 South Sixth Street
Minneapolis, MN 55402

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

Evermore Global Advisors, LLC

89 Summit Avenue  Summit, NJ 07901
www.EvermoreGlobal.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Evermore Funds Trust

By (Signature and Title)*                   /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date: 8/22/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date: 8/22/17

By (Signature and Title)*                   /s/ Bart Tesoriero
Bart Tesoriero, Chief Financial Officer

Date:   8/22/17

* Print the name and title of each signing officer under his or her signature.